SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

October 1, 2001

(Date of Report; Date of Earliest Event Reported)

Raytel Medical Corporation

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-27186	942787342

(Commission File Number)	(IRS Employer Identification No.)

2755 Campus Drive, San Mateo, California	94403

(address of principal executive offices)	(Zip Code)

(650) 349-0800

(Registrant’s telephone number, including area code)

ITEM 5. Other Events.

     Raytel Medical Corporation (Nasdaq: RTEL) (the “Company”) hereby incorporates by reference a press release from the Company dated October 1, 2001, which is filed herein as Exhibit 99.1.

ITEM 7. Financial Statements and Exhibits.

     (a)  Financial statements of business acquired:

Not applicable.

     (b)  Pro forma financial information:

Not applicable.

     (c)  Exhibits:

Exhibit No.	Description

99.1	Press Release dated October 1, 2001.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAYTEL MEDICAL CORPORATION

Date: October 1, 2001	By:	/s/ John F. Lawler, Jr.

John F. Lawler, Jr. Vice President and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

99.1	Press Release dated October 1, 2001